Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated October 14, 1996 included in the PanAmSat Corporation 401(k) Plan Annual Report on Form 11-K for the year ended December 31, 1995.

                                                     /s/Arthur Andersen LLP
                                                     ARTHUR ANDERSEN LLP

Stamford, Connecticut
 October 30, 1996